Virtus Alternatives Diversifier Fund,

a series of Virtus Opportunities Trust

Supplement dated February 24, 2009 to the

Prospectus dated January 31, 2009,

as supplemented February 10, 2009

IMPORTANT NOTICE TO INVESTORS

The Fund’s adviser has added the Virtus Senior Floating Rate Fund as an underlying affiliated mutual fund in which the Fund may invest. Accordingly, the Fund’s prospectus is hereby amended by adding the following disclosure to the “Risks Related to Principal Investment Strategies” beginning on page 2, which risks correlate to those of the Virtus Senior Floating Rate Fund as disclosed in that fund’s prospectus.

Asset-Backed Securities Risk

The risk that certain factors may negatively affect the value of asset-backed securities, causing them to fluctuate to a greater degree than other debt securities. Early payoffs in the underlying loans in asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

Borrowing Risk

The risk that if the securities purchased with borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, a fund will suffer greater losses than if no borrowing took place.

Credit Risk

The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk. Generally, the payment of principal and interest on Senior Loans will take precedence over other payment obligations of the borrower, making Senior Loans less susceptible to Credit Risks than certain other types of fixed income securities.

Derivatives Risk

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.

High Yield-High Risk Securities (Junk Bonds) Risk

The risk that high yield securities generally have a higher risk that the issuer of the security may default and not make the payment of interest or principal. Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds”. These securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities.

Illiquid and Restricted Securities Risk

The risk that the securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to a fund or entail expenses not normally associated with the sale of a security.

Interest Rate Risk

The risk that bond prices overall will decline because of rising interest rates. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall, while a decline in prevailing interest rates generally produces an increase in the market value of the securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing a fund’s duration and reducing the value of such a security. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities. Since interest rates on Senior Loans adjust periodically due to changes in prevailing interest rates, Senior Loans generally have less interest rate risk than other high yield-high risk securities.

Unrated Fixed Income Securities Risk

The risk that unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities making it more difficult to sell unrated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.

Investors should retain this supplement with the Prospectus for future reference.

VOT 8021/ADF Risks (2/09)